                                                                  EXHIBIT (c)(i)
January 9, 2003
Confidential
J.P. Morgan Securities Inc.
PROJECT VINEYARD DISCUSSION MATERIALS
WORKING DRAFT FOR TEAM DISCUSSION



AGENDA
CHARDONNAY OVERVIEW
Minority shareholder overview
Market analysis
Appendix



PRELIMINARY OBSERVATIONS

- Merlot's historical relationship with Chardonnay (commercial and financial) artificially supports Chardonnay's enterprise value
     -   Chardonnay's net debt is high relative to peers
     - Chardonnay's historical and projected operating performance would not support debt financing in the current market
-    Chardonnay's price bears no semblance to fundamental value
     -   Merlot management's forecasts suggest negative value
     - Chardonnay's stock price (and equity value) does not reflect its poor historical financial performance and future liquidity needs
     -   Public market analyst's forecasts are below Merlot's
     -   Public market analysts cite Merlot's support to justify price targets
     - Chardonnay's market price trades like an option on the survival of the business
- Merlot's relationship with Chardonnay also absorbs a disproportionate amount of Merlot resources
     - Chardonnay capitalization and operating loss issues require senior management attention disproportionate to other Merlot divisions due to its separate operations and publicly traded equity
     - Vital operational resources are diverted from Merlot's less volatile and more profitable divisions
     -   Chardonnay utilizes significant Merlot financing resources


CHARDONNAY OVERVIEW


PUBLIC MARKET OVERVIEW
------------------------------------------------------------------- ------------
Share price (1/6/03)                                                   $0.87
      % of 52-week high                                                22.7%
      52-week high (1/9/02)                                            $3.83
      52-week low (11/11/02)                                           $0.56
   Diluted shares outstanding(1)                                       114.3
                                                                    ------------
Equity value                                                            99.3
      Notes and loans                                                   43.7
      Mortgage note                                                     18.3
      Tax sharing agreement                                             29.3
      Redeemable convertible preferred stock                            83.9
      Adjustment for in-the money convertible preferred stock          (15.1)
   Debt(2)                                                             160.1
   Cash(2)                                                             (39.9)
Firm value                                                             219.5
------------------------------------------------------------------- ------------


RECENT OPERATING PERFORMANCE
--------------------------------------------------------------------------------
                                 1999         2000         2001         2002E(3)
---------------------        ------------  ----------   ----------    ----------
Revenues                            57.6        150.1         93.2          56.2
  % GROWTH                            NA       160.6%      (37.9%)       (39.7%)
EBITDA                            (64.1)       (55.1)       (70.5)        (42.1)
   % MARGIN                     (111.2%)      (36.7%)      (75.6%)       (74.9%)
EBIT                              (72.9)       (68.9)       (88.1)        (51.5)
   % MARGIN                     (126.6%)      (45.9%)      (94.5%)       (91.6%)
CAPEX                               33.6         15.5          5.0           1.0
Operating cash flow                   NA       (94.4)       (86.7)        (55.5)


BOARD OF DIRECTORS
--------------------------------------------------------------------------------
Name                                                    Merlot nominee
--------------------------------------------------------------------------------
W. Clay(4)                                                    No
A. Good(4)                                                    No
C. Kornblau                                                   No
G. Benoist(4)                                                 Yes
P. Latchford                                                  No
E. Delaney                                                    Yes
J. Norris                                                     No
--------------------------------------------------------------------------------

(1) Based on the treasury stock method; including 26.5MM shares issued upon exercise of in-the-money convertible preferred stock
(2) Based on the 9/30/02 10-Q adjusted for the 12/18/2002 securities purchase agreement; treats $68.8 of convertible preferred stock (out-of-the-money) as debt
(3) Based on Merlot's estimate of full year 2002 performance
(4) Replaced Kuznik (class I), Roseland (class II) and Severns (class I)


CHARDONNAY HAS UNDER-PERFORMED THE MARKET AND ITS PEERS IN THE LAST YEAR

                                                      (Image)

         DATE               CHARDONNAY           S&P TECH(1)         PEER INDEX(2)          S&P 500
-----------------------------------------------------------------------------------------------------------
        1/7/02                 100%                 100%                 100%                 100%
        1/8/02                 111%                 101%                 100%                 100%
        1/9/02                 105%                 100%                 99%                  99%
       1/10/02                 102%                 99%                  96%                  99%
       1/11/02                 97%                  97%                  95%                  98%
       1/14/02                 91%                  96%                  90%                  98%
       1/15/02                 87%                  96%                  92%                  98%
       1/16/02                 85%                  93%                  87%                  97%
       1/17/02                 89%                  95%                  92%                  98%
       1/18/02                 83%                  92%                  88%                  97%
       1/21/02                 83%                  92%                  88%                  97%
       1/22/02                 61%                  88%                  84%                  96%
       1/23/02                 64%                  90%                  86%                  97%
       1/24/02                 71%                  92%                  87%                  97%
       1/25/02                 68%                  92%                  86%                  97%
       1/28/02                 74%                  93%                  87%                  97%
       1/29/02                 70%                  90%                  83%                  94%
       1/30/02                 67%                  92%                  83%                  96%
       1/31/02                 68%                  93%                  84%                  97%
        2/1/02                 63%                  92%                  83%                  96%
        2/4/02                 62%                  89%                  80%                  94%

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        2/5/02                 52%                  88%                  78%                  94%
        2/6/02                 56%                  88%                  77%                  93%
        2/7/02                 61%                  85%                  77%                  93%
        2/8/02                 65%                  86%                  79%                  94%
       2/11/02                 64%                  89%                  82%                  95%
       2/12/02                 63%                  88%                  81%                  95%
       2/13/02                 53%                  89%                  80%                  96%
       2/14/02                 56%                  88%                  79%                  96%
       2/15/02                 56%                  86%                  76%                  95%
       2/18/02                 56%                  86%                  76%                  95%
       2/19/02                 54%                  83%                  74%                  93%
       2/20/02                 52%                  83%                  75%                  94%
       2/21/02                 50%                  79%                  72%                  93%
       2/22/02                 52%                  79%                  73%                  94%
       2/25/02                 53%                  82%                  75%                  95%
       2/26/02                 52%                  81%                  75%                  95%
       2/27/02                 47%                  80%                  75%                  95%
       2/28/02                 50%                  78%                  73%                  95%
        3/1/02                 50%                  84%                  78%                  97%
        3/4/02                 48%                  88%                  82%                  99%
        3/5/02                 50%                  89%                  83%                  98%
        3/6/02                 55%                  89%                  85%                  100%
        3/7/02                 59%                  89%                  84%                  99%
        3/8/02                 55%                  93%                  87%                  100%
       3/11/02                 57%                  92%                  87%                  100%
       3/12/02                 54%                  90%                  83%                  100%
       3/13/02                 49%                  87%                  81%                  99%
       3/14/02                 50%                  86%                  80%                  99%
       3/15/02                 50%                  87%                  81%                  100%
       3/18/02                 51%                  87%                  82%                  100%
       3/19/02                 49%                  88%                  79%                  100%
       3/20/02                 46%                  85%                  76%                  99%
       3/21/02                 48%                  87%                  79%                  99%
       3/22/02                 47%                  86%                  79%                  99%
       3/25/02                 45%                  84%                  78%                  97%
       3/26/02                 44%                  85%                  79%                  98%
       3/27/02                 43%                  84%                  79%                  98%
       3/28/02                 45%                  86%                  81%                  98%
       3/29/02                 45%                  86%                  81%                  98%
        4/1/02                 44%                  88%                  82%                  98%
        4/2/02                 48%                  85%                  79%                  98%
        4/3/02                 43%                  84%                  79%                  97%
        4/4/02                 43%                  85%                  78%                  97%
        4/5/02                 41%                  83%                  77%                  96%
        4/8/02                 43%                  82%                  77%                  97%
        4/9/02                 40%                  79%                  76%                  96%
       4/10/02                 41%                  80%                  76%                  97%
       4/11/02                 39%                  78%                  73%                  95%
       4/12/02                 39%                  79%                  74%                  95%
       4/15/02                 36%                  79%                  78%                  95%
       4/16/02                 42%                  83%                  83%                  97%
       4/17/02                 42%                  84%                  81%                  97%
       4/18/02                 39%                  83%                  80%                  97%
       4/19/02                 38%                  83%                  80%                  97%
       4/22/02                 36%                  81%                  77%                  95%
       4/23/02                 37%                  79%                  76%                  95%


       4/24/02                 36%                  78%                  74%                  94%
       4/25/02                 32%                  78%                  76%                  94%
       4/26/02                 28%                  76%                  74%                  92%
       4/29/02                 32%                  76%                  73%                  91%
       4/30/02                 30%                  77%                  74%                  92%
        5/1/02                 29%                  76%                  74%                  93%
        5/2/02                 30%                  74%                  70%                  93%
        5/3/02                 30%                  72%                  68%                  92%
        5/6/02                 30%                  70%                  67%                  90%
        5/7/02                 29%                  70%                  66%                  90%
        5/8/02                 30%                  78%                  72%                  93%
        5/9/02                 31%                  76%                  69%                  92%
       5/10/02                 28%                  73%                  66%                  91%
       5/13/02                 27%                  76%                  70%                  92%
       5/14/02                 26%                  80%                  74%                  94%
       5/15/02                 27%                  80%                  74%                  94%
       5/16/02                 32%                  81%                  75%                  94%
       5/17/02                 37%                  82%                  75%                  95%
       5/20/02                 50%                  80%                  74%                  94%
       5/21/02                 56%                  78%                  72%                  93%
       5/22/02                 50%                  79%                  71%                  93%
       5/23/02                 45%                  79%                  72%                  94%
       5/24/02                 43%                  77%                  70%                  93%
       5/27/02                 43%                  77%                  70%                  93%
       5/28/02                 47%                  76%                  71%                  92%
       5/29/02                 47%                  74%                  70%                  92%
       5/30/02                 48%                  75%                  69%                  91%
       5/31/02                 54%                  74%                  69%                  92%
        6/3/02                 59%                  72%                  67%                  89%
        6/4/02                 59%                  73%                  68%                  89%
        6/5/02                 56%                  73%                  66%                  90%
        6/6/02                 53%                  71%                  62%                  88%
        6/7/02                 51%                  69%                  62%                  88%
       6/10/02                 47%                  68%                  62%                  88%
       6/11/02                 45%                  66%                  61%                  87%
       6/12/02                 42%                  67%                  61%                  88%
       6/13/02                 43%                  66%                  59%                  87%
       6/14/02                 41%                  66%                  59%                  86%
       6/17/02                 39%                  68%                  61%                  89%
       6/18/02                 37%                  67%                  60%                  89%
       6/19/02                 37%                  64%                  57%                  88%
       6/20/02                 37%                  61%                  56%                  86%
       6/21/02                 40%                  60%                  56%                  85%
       6/24/02                 34%                  61%                  56%                  85%
       6/25/02                 34%                  59%                  55%                  84%
       6/26/02                 35%                  59%                  53%                  84%
       6/27/02                 34%                  61%                  53%                  85%
       6/28/02                 31%                  61%                  53%                  85%
        7/1/02                 46%                  58%                  53%                  83%
        7/2/02                 43%                  56%                  50%                  81%
        7/3/02                 40%                  58%                  50%                  82%
        7/4/02                 40%                  58%                  50%                  82%
        7/5/02                 38%                  62%                  53%                  85%
        7/8/02                 43%                  60%                  51%                  84%
        7/9/02                 40%                  59%                  51%                  82%
       7/10/02                 39%                  57%                  49%                  79%


       7/11/02                 43%                  59%                  50%                  80%
       7/12/02                 42%                  60%                  52%                  79%
       7/15/02                 45%                  62%                  52%                  79%
       7/16/02                 43%                  61%                  54%                  77%
       7/17/02                 45%                  61%                  55%                  78%
       7/18/02                 41%                  60%                  55%                  76%
       7/19/02                 40%                  58%                  54%                  73%
       7/22/02                 37%                  56%                  53%                  70%
       7/23/02                 34%                  54%                  49%                  68%
       7/24/02                 35%                  56%                  49%                  72%
       7/25/02                 34%                  52%                  45%                  72%
       7/26/02                 32%                  52%                  45%                  73%
       7/29/02                 33%                  56%                  48%                  77%
       7/30/02                 30%                  57%                  50%                  77%
       7/31/02                 27%                  56%                  49%                  78%
        8/1/02                 27%                  53%                  47%                  76%
        8/2/02                 25%                  51%                  46%                  74%
        8/5/02                 28%                  49%                  43%                  72%
        8/6/02                 28%                  51%                  46%                  74%
        8/7/02                 25%                  53%                  46%                  75%
        8/8/02                 27%                  55%                  48%                  78%
        8/9/02                 25%                  54%                  48%                  78%
       8/12/02                 25%                  54%                  48%                  78%
       8/13/02                 23%                  53%                  47%                  76%
       8/14/02                 25%                  56%                  48%                  79%
       8/15/02                 23%                  57%                  46%                  80%
       8/16/02                 22%                  58%                  47%                  80%
       8/19/02                 23%                  60%                  47%                  82%
       8/20/02                 34%                  59%                  46%                  80%
       8/21/02                 38%                  60%                  49%                  81%
       8/22/02                 44%                  61%                  50%                  83%
       8/23/02                 38%                  58%                  48%                  81%
       8/26/02                 40%                  59%                  48%                  81%
       8/27/02                 36%                  56%                  46%                  80%
       8/28/02                 34%                  55%                  45%                  79%
       8/29/02                 34%                  55%                  45%                  79%
       8/30/02                 30%                  54%                  44%                  79%
        9/2/02                 30%                  54%                  44%                  79%
        9/3/02                 30%                  52%                  42%                  75%
        9/4/02                 31%                  53%                  45%                  77%
        9/5/02                 30%                  51%                  44%                  75%
        9/6/02                 31%                  53%                  45%                  77%
        9/9/02                 30%                  53%                  45%                  78%
       9/10/02                 31%                  54%                  45%                  78%
       9/11/02                 30%                  54%                  46%                  78%
       9/12/02                 29%                  52%                  44%                  76%
       9/13/02                 30%                  52%                  45%                  76%
       9/16/02                 30%                  51%                  44%                  76%
       9/17/02                 28%                  50%                  44%                  75%
       9/18/02                 28%                  49%                  44%                  75%
       9/19/02                 28%                  47%                  45%                  72%
       9/20/02                 27%                  47%                  45%                  73%
       9/23/02                 34%                  46%                  44%                  72%
       9/24/02                 28%                  45%                  42%                  70%
       9/25/02                 27%                  48%                  43%                  72%
       9/26/02                 30%                  47%                  45%                  73%


       9/27/02                 26%                  45%                  44%                  71%
       9/30/02                 24%                  44%                  43%                  70%
       10/1/02                 24%                  46%                  44%                  73%
       10/2/02                 27%                  45%                  44%                  71%
       10/3/02                 24%                  44%                  46%                  70%
       10/4/02                 24%                  42%                  48%                  69%
       10/7/02                 23%                  42%                  47%                  67%
       10/8/02                 22%                  41%                  49%                  69%
       10/9/02                 22%                  41%                  48%                  67%
       10/10/02                23%                  43%                  50%                  69%
       10/11/02                24%                  46%                  52%                  72%
       10/14/02                23%                  46%                  50%                  72%
       10/15/02                25%                  49%                  53%                  76%
       10/16/02                25%                  45%                  49%                  74%
       10/17/02                24%                  48%                  49%                  75%
       10/18/02                22%                  49%                  46%                  76%
       10/21/02                22%                  50%                  46%                  77%
       10/22/02                21%                  49%                  47%                  76%
       10/23/02                23%                  51%                  48%                  77%
       10/24/02                21%                  50%                  49%                  76%
       10/25/02                22%                  52%                  49%                  77%
       10/28/02                21%                  52%                  49%                  76%
       10/29/02                20%                  51%                  49%                  76%
       10/30/02                20%                  53%                  52%                  76%
       10/31/02                20%                  53%                  52%                  76%
       11/1/02                 20%                  55%                  54%                  77%
       11/4/02                 21%                  58%                  56%                  78%
       11/5/02                 20%                  57%                  54%                  79%
       11/6/02                 24%                  58%                  55%                  79%
       11/7/02                 22%                  56%                  53%                  77%
       11/8/02                 21%                  55%                  53%                  77%
       11/11/02                18%                  53%                  51%                  75%
       11/12/02                20%                  55%                  52%                  76%
       11/13/02                20%                  55%                  53%                  76%
       11/14/02                21%                  58%                  54%                  78%
       11/15/02                20%                  58%                  55%                  78%
       11/18/02                19%                  58%                  56%                  77%
       11/19/02                19%                  56%                  57%                  77%
       11/20/02                20%                  59%                  58%                  78%
       11/21/02                20%                  63%                  61%                  80%
       11/22/02                19%                  62%                  61%                  80%
       11/25/02                21%                  64%                  59%                  80%
       11/26/02                34%                  62%                  60%                  78%
       11/27/02                34%                  65%                  63%                  81%
       11/28/02                34%                  65%                  63%                  81%
       11/29/02                34%                  64%                  63%                  80%
       12/2/02                 33%                  65%                  63%                  80%
       12/3/02                 31%                  62%                  61%                  79%
       12/4/02                 27%                  60%                  60%                  79%
       12/5/02                 25%                  59%                  58%                  78%
       12/6/02                 23%                  59%                  60%                  78%
       12/9/02                 22%                  56%                  57%                  77%
       12/10/02                25%                  58%                  58%                  78%
       12/11/02                27%                  58%                  59%                  78%
       12/12/02                26%                  58%                  59%                  77%
       12/13/02                25%                  56%                  59%                  76%


       12/16/02                26%                  58%                  60%                  78%
       12/17/02                25%                  57%                  60%                  78%
       12/18/02                24%                  55%                  58%                  76%
       12/19/02                26%                  55%                  58%                  76%
       12/20/02                27%                  55%                  58%                  77%
       12/23/02                28%                  56%                  60%                  77%
       12/24/02                25%                  55%                  60%                  77%
       12/25/02                25%                  55%                  60%                  77%
       12/26/02                26%                  55%                  60%                  76%
       12/27/02                26%                  54%                  60%                  75%
       12/30/02                25%                  53%                  62%                  75%
       12/31/02                25%                  53%                  62%                  76%
        1/1/03                 25%                  53%                  62%                  76%
        1/2/03                 28%                  56%                  62%                  78%
        1/3/03                 27%                  57%                  65%                  78%
        1/6/03                 27%                  59%                  65%                  80%
-----------------------------------------------------------------------------------------------------------


SHARE PRICE RETURNS
-----------------------------------------------------------------------------------------------------------
                                  Three months                Six months                 One year
-----------------------------------------------------------------------------------------------------------
Chardonnay                           17.3%                   (27.3%)                    (72.7%)
S&P Tech                             41.1%                    (5.5%)                    (41.1%)
Peer Index                           39.9%                     23.5%                    (34.5%)
S&P 500                              18.3%                    (6.1%)                    (20.2%)
-----------------------------------------------------------------------------------------------------------

Source: IDD
(1) S&P Technology Super Composite Index (Source: FactSet)
(2) Peer index consists of: ADTRAN Inc.; Advanced Fibre Communications Inc.; Alcatel SA; Copper Mountain Networks Inc.; ECI Telecom; Paradyne Networks Inc.; UT Starcom Inc.


OVER 78% OF SHARES TRADED IN LAST TWELVE MONTHS WERE TRADED AT OR BELOW $1.60 PER SHARE

                                                      (Image)

PERCENTAGE OF SHARES TRADED DURING LAST TWELVE MONTHS AT VARIOUS PRICE RANGES(1)
-----------------------------------------------------------------------------------------------------------
      43.3%              34.9%            16.7%             2.4%              2.4%              0.4%
   $0.40-$1.00        $1.00-$1.60      $1.60-$2.20       $2.20-$2.80       $2.80-$3.40      $3.40-$4.00
% OF VOLUME AT OR BELOW RANGE
-----------------------------------------------------------------------------------------------------------
      43.3%              78.2%            94.8%             97.2%             99.6%            100.0%
   $0.40-$1.00        $1.00-$1.60      $1.60-$2.20       $2.20-$2.80       $2.80-$3.40      $3.40-$4.00

Total shares traded over period = 44.4 million
Average price weighted by volume = $1.34
Public float(2) = 15.8 million


                                                      (Image)

PERCENTAGE OF SHARES TRADED DURING LAST TWO YEARS AT VARIOUS PRICE RANGES(1)
-----------------------------------------------------------------------------------------------------------
      58.1%              19.8%             8.2%             8.0%              3.6%              2.2%
   $0.50-$3.00        $3.00-$5.50      $5.50-$8.00      $8.00-$10.50      $10.50-$13.00    $13.00-$15.50
% OF VOLUME AT OR BELOW RANGE
-----------------------------------------------------------------------------------------------------------
      58.1%              78.0%            86.2%             94.2%             97.8%            100.0%
   $0.50-$3.00        $3.00-$5.50      $5.50-$8.00      $8.00-$10.50      $10.50-$13.00    $13.00-$15.50

Total shares traded over period = 123.8 million

Average price weighted by volume = $4.44
Public float(2) = 15.8 million

Note: 86.7MM basic shares outstanding as of 9/30/2002
(1) As of 1/6/03
(2) Equals basic shares outstanding less Merlot direct holdings and Kevin Kimberlin holdings

INDEPENDENT DIRECTORS

Paul S. Latchford        Served as the President of the Spencer Trask Media and
Director since           Communications Group, a technology investment firm,
November 1999            since June 1999. From February 1997 to June 1999 served
                         as Principal Vice President of Global Business
                         Development for Bechtel Group, Inc., a
                         telecommunications network engineering and construction company. From February 1995 to February 1997 was Vice
                         President of Business Development and Operations for
                         Bell Atlantic International for the Asia Pacific Region and Executive Director of Business Development from
                         March 1994 to February 1995

Craig Kornblau           President of Universal Studios Home Video since
Director since           March 1999 and also currently holds the title of
September 2001           Executive Vice President and General Manager
                         for Universal Music and Video Distribution. Prior to joining the executive office of Universal Music
                         & Video Distribution in January 1988, Mr. Kornblau was Senior Vice President, Worldwide Operations and
                         Logistics, for Buena Vista Home Video

Walter Clay              Chairman, president and CEO since 1984 of Hutchinson
Director since           Telephone Company.  Member of the board of directors of
November 2002            the USTA since 1992, and has served as Secretary of the
                         board and chairman of the board's political action committee. Mr. Clay was also elected to the Minnesota
                         Telephone Association's board in 1998, and was elected that board's vice president in 2002. Mr. Clay is the president of five companies - Hutchinson Telephone
                         Company, Hutchinson Telecommunications, Inc.,
                         Hutchinson Cellular, Inc., Independent Emergency
                         Services and Page-All LLC

Alex Good                Chairman and chief executive of @Link Network. Prior to
Director since           Link Networks, he was executive vice president of the
November 2002            Bell Atlantic Corporation and president and chief
                         executive officer of Bell Atlantic International. At
                         Bell Atlantic he lead dollar mergers of NYNEX and GTE

DIRECTORS AFFILIATED WITH MERLOT

J. Michael Norris        NXTV President and Chief Executive Officer since
Chairman of the Board    December 2000. Previously Senior Vice President and
since April 2001         General Manager of the Network Management Group at
                         Motorola. Mr. Norris was an original founder of Motorola's Network Management Group, responsible for
                         Motorola's Global Cellular Service Operating Joint
                         Ventures worldwide, International Satellite Gateway
                         Operations and Wireless Resale Operations, the domestic wireless business of Motorola. Mr. Norris spent 29 years with Motorola

Eugene Delaney           Motorola, Inc. President of Asia Pacific and Senior
Director since           Vice President and General Manager of GRRO, Global
November 2000            Relations and Resources Organization. In June 1995
                         became Vice President and General Manager -- Japan
                         Cellular Infrastructure Division, and in 1997 became
                         Corporate Vice President of Cellular Infrastructure
                         Group. Mr. Delaney has spent the past 25 years at Motorola

Gray Benoist             Motorola, Inc. corporate vice president of personal
                         communications

AGENDA
Chardonnay overview
MINORITY SHAREHOLDER OVERVIEW
Market analysis
Appendix


SUMMARY CONCLUSIONS REGARDING THE MINORITY SHAREHOLDERS

- The tender of a majority of the minority shares is the only "technical" requirement for Merlot to complete the proposed tender offer (even if Merlot would not reach 90% ownership levels)

     - Following the tender offer, Merlot will have the ability to exercise convertible securities to reach 90% ownership and complete a short-form merger

- Chardonnay has 86,692,161 basic shares and 126,949,968 fully diluted shares outstanding (at January 6, 2003 closing price of $0.87)

     - Fully diluted shares assume all convertible securities in-the-money are exercised for cash (without any treasury-method stock buy-back)

- Merlot holds 64,217,245(1) shares directly and 37,457,807(1) additional shares indirectly (underlying in-the-money convertible preferred stock and warrants at $0.87)

- At $0.87 per share, the non-Merlot shareholders(1) hold 25,274,916 shares and Merlot would need 12,637,459 shares to receive a majority of the minority on a fully diluted basis

     - Kevin Kimberlin holds 2,900,000 shares, or 11% of the free float (on a fully diluted basis)

     - JPMorgan estimates the cost basis of Mr. Kimberlin's current holdings at $0.00 (total proceeds of $181MM realized since initial investment of $10MM on 1/19/98)

(1) Note that Merlot ownership levels included above and used for majority of minority calculations include stock and in-the-money options held by any director or named executive officer (Proxy and Forms 3,4 and 5 for ownership and proxy statements for exercise prices)

MAJORITY OF MINORITY SHARES AT VARIOUS PRICES

$ millions; assumes fully diluted shares (no treasury method stock buy-back)


                                                         PREMIUM TO CURRENT SHARE PRICE
                                     -----------------------------------------------------------------------
                                         0.0%      5.0%      10.0%     15.0%     20.0%      25.0%     30.0%
------------------------------------------------------------------------------------------------------------
Basic shares(1)
Implied share price                     $0.87     $0.91      $0.96     $1.00     $1.04      $1.09     $1.13
Basic shares outstanding                 86.7      86.7       86.7      86.7      86.7       86.7      86.7
Merlot basic shares(1)                   64.2      64.2       64.2      64.2      64.2       64.2      64.2
   % OF TOTAL                           74.1%     74.1%      74.1%     74.1%     74.1%      74.1%     74.1%
Minority basic shares(1)                 22.5      22.5       22.5      22.5      22.5       22.5      22.5
   % OF TOTAL                           25.9%     25.9%      25.9%     25.9%     25.9%      25.9%     25.9%
Majority of the minority shares(3)       11.2      11.2       11.2      11.2      11.2       11.2      11.2
Merlot ownership with majority of        75.4      75.4       75.4      75.4      75.4       75.4      75.4
minority
   % OWNERSHIP                          87.0%     87.0%      87.0%     87.0%     87.0%      87.0%     87.0%
Additional shares required to             2.6       2.6        2.6       2.6       2.6        2.6       2.6
reach 90%

Diluted shares(1)
   Fully diluted shares                 126.9     126.9      160.4     160.4     160.4      160.4     160.4
   outstanding(2)


Merlot fully diluted shares             101.7     101.7      131.2     131.2     131.2      131.2     131.2
   % OF TOTAL                           80.1%     80.1%      81.8%     81.8%     81.8%      81.8%     81.8%
Minority fully diluted shares            25.3      25.3       29.2      29.2      29.2       29.2      29.2
  % OF TOTAL                            19.9%     19.9%      18.2%     18.2%     18.2%      18.2%     18.2%
Majority of the minority shares(3)       12.6      12.6       14.6      14.6      14.6       14.6      14.6
Merlot ownership with majority of       114.3     114.3      145.8     145.8     145.8      145.8     145.8
minority
  % OWNERSHIP                           90.0%     90.0%      90.9%     90.9%     90.9%      90.9%     90.9%
Additional shares required to             0.0       0.0        0.0       0.0       0.0        0.0       0.0
reach 90%
-----------------------------------------------------------------------------------------------------------

(1) Note that Merlot ownership levels included above and used for majority of minority calculations include stock and in-the-money options held by any director or named executive officer (Proxy and Forms 3,4 and 5 for ownership and proxy statements for exercise prices)
(2) Includes all outstanding options, warrants and convertible preferred stock; excludes 6.74MM employee options issued since the 2001 Form 10-K for which no exercise prices are available
(3) Equals 50% of minority shares plus one share

ANALYSIS OF TOP 30 SHAREHOLDERS

Basic shares outstanding of 86.7M (as of 9/30/02)


30 LARGEST SHAREHOLDERS(1)
-----------------------------------------------------------------------------------------------------------
NAME                                                                            % BASIC          % DILUTED
                                                             SHARE              OWNERSHIP       OWNERSHIP(4)
-----------------------------------------------------------------------------------------------------------
Merlot(4)                                                 64,103,724               73.9%              79.9%
Kevin Kimberlin                                            2,900,000                3.3%               2.5%
Fidelity                                                   1,347,200                1.6%               1.2%
Vanguard Group                                               632,717                0.7%               0.6%
CALPERS                                                      465,600                0.5%               0.4%
Barclays Global Investors                                    360,914                0.4%               0.3%
Vanguard Total Stock Market Index                            322,892                0.4%               0.3%
Vanguard Extended Market Index                               151,436                0.2%               0.1%
Mellon Bank (Private Asset Management)                       144,316                0.2%               0.1%
Northern Trust Investments                                   133,326                0.2%               0.1%
Florida State Board Of Administration                        126,080                0.1%               0.1%
College Retirement Equities                                  104,813                0.1%               0.1%
Northern Trust Global Investments                            101,109                0.1%               0.1%
Cref Stock Account                                            95,413                0.1%               0.1%
Deutsche Asset Management Americas                            80,040                0.1%               0.1%
Vanguard Small-Cap Index                                      76,300                0.1%               0.1%
Ishares Russell 2000 Index                                    61,335                0.1%               0.1%
Merrill Lynch Investment Managers                             47,800                0.1%               0.0%
James Wandrey                                                 40,000                0.0%               0.0%
T Murat Uraz                                                  36,834                0.0%               0.0%
Thomas R Eames                                                26,500                0.0%               0.0%
Galleon Management                                            26,200                0.0%               0.0%
J Michael Norris                                              26,000                0.0%               0.0%
Merrill Lynch & Company                                       25,451                0.0%               0.0%
Ishares Russell 2000 Growth Index                             24,022                0.0%               0.0%
Pacific Select Va Small-Cap Index                             21,600                0.0%               0.0%
Credit Suisse First Boston                                    19,507                0.0%               0.0%
Dimensional Fund Advisors                                     19,000                0.0%               0.0%
SG Cowen Securities                                           18,947                0.0%               0.0%


Vanguard Balanced Index                                       18,900                0.0%               0.0%
-----------------------------------------------------------------------------------------------------------
Top 30 holders                                            71,557,976               82.5%              86.4%
Top 30 excl. Merlot & Kimberlin                            4,554,252                5.3%               4.0%
-----------------------------------------------------------------------------------------------------------


DIRECTORS AND EXECUTIVES PERCENT OWNERSHIP(2), (3)
------------------------------------------------------------------------------------------------------------
Name                                           Direct                 %          Indirect             Total
                                             Holdings         Ownership          Holdings          Holdings
------------------------------------ ----------------- ----------------- ----------------- -----------------
Directors
   Clay, Walter                                     0             0.00%            40,000            40,000
   Good, Alexander                                  0             0.00%            40,000            40,000
   Latchford, Paul                                200             0.00%            22,918            23,118
   McCartney, John                                500             0.00%            17,918            18,418
   Norris, Michael                             26,000             0.03%           225,000           251,000
Executives
   Ide, James                                  20,000             0.02%            38,889            58,889
   St. Cyr, Ken                                     0             0.00%           200,000           200,000
   Sheppard, Steve                                  0             0.00%            50,000            50,000
   Uraz, T. Murat                              36,834             0.04%           409,644           446,478
   Weeks, William                               6,210             0.01%           381,517           387,727
   Van Welzen, Hans                             4,664             0.01%           237,249           241,913
   Zar, Keith                                   6,813             0.01%           300,762           307,575
-----------------------------------------------------------------------------------------------------------
Total insiders and executives                 101,221             0.12%         1,963,897         2,065,118
-----------------------------------------------------------------------------------------------------------

                                     (Image)


INVESTOR STYLE ANALYSIS (13-F FILERS)(5)
-----------------------------------------------------------------------------------------------------------
               Index                               Growth                             Value
                93%                                  6%                                 1%
-----------------------------------------------------------------------------------------------------------
Total shares held by 13-F filers = 2.3MM;
-----------------------------------------------------------------------------------------------------------

(1) Source: Geo Carson
(2) Source: 5/29/02 Proxy Statements and Form-4 fillings
(3) Indirect holdings represent total equity derivatives. Based on 15.95MM total options outstanding, all of which are underwater (2001 Form 10-K). In a 12/10/02 secretary's certificate, Chardonnay represented that 22.69MM employee options are outstanding. No exercise price information is available on additional options
(4) Diluted ownership calculations using the treasury stock method;
    including shares issued upon exercise of in-the-money convertible preferred stock
(5) Percent based on institutional owners (excludes insiders and strategic holders)

AGENDA
Chardonnay overview
Minority shareholder overview
MARKET ANALYSIS
Appendix

TRANSACTION OVERVIEW:

-   STRUCTURE
    - Tender offer for all shares of Chardonnay common stock not owned by Merlot
-   CONSIDERATION

    -    100% Cash
-   OFFER PRICE
    -    $[TBD] for each Chardonnay common share
-   IMPLIED PREMIUM TO ONE DAY PRIOR AND 20 TRADING DAY AVERAGE
    -    _% and _%, respectively
-   CONDITIONS
-   -    Conditioned on tender of a majority of the minority shares, 90% tender
         (waivable) and other customary conditions
-   IMPLIED OFFER VALUE
    -     The implied equity value of the minority interest is [$TBD]
-   TIMING
    - During the week of January 13, 2003, simultaneous public announcement and notice to Chardonnay Board; commence tender within 7-to-10 days thereafter

-   CHARDONNAY BOARD

    -    The offer is not conditioned on the approval of Chardonnay's Board

-   TAX

    - Tender by any Chardonnay shareholder will represent a taxable disposition

PRICING METRICS SUMMARY

$ price per share

                                     (Image)


                                                                                       HIGH          LOW
                             ------------------------------------------------------------------------------
Comparable publicly traded   0.5-1.0x CY 2003E rev. of 100MM (Merlot(2))              ($0.41)      ($0.98)
companies
                             0.5-1.0x CY2003E rev. of $67MM (Wall Street(3))          ($0.79)      ($1.17)

                             |X|      Merlot high case
DCF(4)                       |X|      3% growth
                             |X|      17% to 19% WACC                                 ($0.77)      ($1.00)
                             |X|      Merlot base case
                             |X|      3% growth
                             |X|      17% to 19% WACC                                 ($2.67)      ($2.69)

Precedent minority buy-in    10%-20% offer premium to current price(5)                 $1.04        $0.96
transactions
                             Equity research analyst price targets(1)                  $1.00        $0.25

                             52-week high-low                                          $3.83        $0.56

                             Current share price = $0.87

(1) Based on Needham and CSFB research reports from 10/24/02 and 10/8/02, respectively
(2) Based on Merlot base case; using Merlot low case the per share price range would be ($0.12) - ($1.10)
(3) Represents an average of available Wall Street research
(4) Merlot and JPMorgan also developed a "low" case, but due to unprofitability and high funding requirements, JPMorgan and Merlot determined that it was not a viable business model
(5) Premium to Chardonnay closing price on 1/6/03 of $0.87

ANALYSIS AT VARIOUS PRICES

$ millions, except per share data


                                                       SELECTED PREMIUM TO SHARE PRICE
                                 ----------------------------------------------------------------------------
                                      0.0%       5.0%      10.0%      15.0%      20.0%      25.0%      30.0%
-------------------------------------------------------------------------------------------------------------

 Implied share price                  $0.87      $0.91      $0.96      $1.00      $1.04      $1.09      $1.13
    PREMIUM TO:
       52-week low                    55.2%      62.9%      70.7%      78.5%      86.2%      94.0%     101.7%
       ($0.56)
       52-week high                 (77.3%)    (76.2%)    (75.0%)    (73.9%)    (72.8%)    (71.6%)    (70.5%)
       ($3.83)
       5 days prior average           1.8%       6.8%      11.9%      17.0%      22.1%      27.2%      32.3%
       ($0.85)
       20 days prior average          4.9%      10.1%      15.3%      20.6%      25.8%      31.1%      36.3%
       ($0.83)
       90 days prior average          8.5%      14.0%      19.4%      24.8%      30.3%      35.7%      41.1%
       ($0.80)
                                 ----------------------------------------------------------------------------
EQUITY VALUE(1)                      99.3      104.9      133.2      140.2      147.1      154.1      161.1
DEBT(2)                             160.1      160.1      145.0      145.0      145.0      145.0      145.0
    Cash(2)                         (39.9)     (39.9)     (39.9)     (39.9)     (39.9)     (39.9)     (39.9)
                                 ----------------------------------------------------------------------------
FIRM VALUE                          219.5      225.0      238.3      245.2      252.2      259.2      266.2
Total equity value of minority       20.0       21.1       22.2       23.5       24.8       26.0       27.3
interest(4)
FV/2002E REVENUE(3)
WALL STREET CASE                      3.8x       3.9x       4.1x       4.3x       4.4x       4.5x       4.6x
    Merlot low case                   3.9        4.0        4.2        4.4        4.5        4.6        4.7
    Merlot base case                  3.9        4.0        4.2        4.4        4.5        4.6        4.7
    Merlot high case                  3.9        4.0        4.2        4.4        4.5        4.6        4.7
   FV/2003E REVENUE
WALL STREET CASE                      3.3x       3.4x       3.6x       3.7x       3.8x       3.9x       4.0x
    Merlot low case                   2.8        2.8        3.0        3.1        3.2        3.3        3.4
    Merlot base case                  2.2        2.3        2.4        2.5        2.5        2.6        2.7
    Merlot high case                  1.8        1.8        1.9        2.0        2.0        2.1        2.1
------------------------------------------------------------------------------------------------------------

(1) Based on the treasury stock method; including shares issued upon exercise of in-the-money convertible preferred stock
(2) Based on 9/30/02 10-Q adjusted for the 12/18/2002 securities purchase agreement
(3) Based on average of Wall Street equity research estimates available
(4) Assumes all convertible securities deemed exercised (other than convertible preferred stock and warrants held by Merlot) increase minority interest; calculated excluding stock and in-the-money options (as disclosed in proxy statements) held by directors and named executive officers

TRADING STATISTICS

$ millions, except per share data


                                                                                           P/E MULTIPLES
                           PRICE/SHARE      % OF 52-        MARKET        FIRM         ---------------------
COMPANY                       01/06/03     WEEK HIGH        VALUE(1)    VALUE(2)        CY02E         CY03E
------------------------------------------------------------------------------------------------------------
ADTRAN                           $36.26        97.0%     $1,382        $1,307            49.0x        40.7x
Advanced Fibre                    17.84        86.8       1,536           571            74.3         66.1
Communications
Alcatel                            5.20        28.7       6,032         7,046            NM            6.8
Copper Mountain                    4.70        21.0          28           (12)           NM           NM
ECI Telecom                        2.04        33.0         219           163            NM           NM



Paradyne Networks Inc.             1.30        20.0          55             6            NM           NM
UT Starcom                        21.15        59.3       2,369         2,003            22.3         16.8

Mean                                                                                     48.5x        32.6x
Median                                                                                   49.0         28.8

Chardonnay                        $0.87        22.7%         99.3         219.5          NA           NA
------------------------------------------------------------------------------------------------------------


                                                                 CY02E-03E
                                   FIRM VALUE(2)/REVENUE          REVENUE                     EPS(3)
                                   -------------------------      ---------           ---------------------
                                       CY02E           CY03E       GROWTH %           CY02E           CY03E
------------------------------------------------------------------------------------------------------------
ADTRAN                                 3.8 x           3.5x            8.6%          $0.74           $0.89
Advanced Fibre                         1.6             1.6             2.1            0.24            0.27
Communications
Alcatel                                0.5             0.5            (1.0)          (1.86)           0.77
Copper Mountain                       NM              NM              69.5           (3.75)          (3.00)
ECI Telecom                            0.2             0.2             3.3           (0.25)          (0.04)
Paradyne Networks Inc.                 0.1             0.1             1.5           (0.31)          (0.39)
UT Starcom                             2.1             1.6            33.1            0.95            1.26

Mean                                   1.4x            1.2x           16.7%
Median                                 1.1             1.0             3.3

Chardonnay                             3.8x            3.3x           16.2%         ($0.69)         ($0.56)
------------------------------------------------------------------------------------------------------------

(1) Market value is calculated based on fully diluted shares using the treasury method
(2) Firm value equals market value plus debt, less cash
(3) Estimates based on FirstCall, I/B/E/S, and JPMorgan research where available

KEY DCF VALUATION ASSUMPTIONS

-   Basis for three Chardonnay projections cases

    - On December16, 2002, Merlot provided JPMorgan with an internal presentation on Chardonnay, including Chardonnay projections through 2004 (low, base and high)

    - JPMorgan reviewed this presentation, industry research and historical and projected performance of publicly traded comparable companies and extended each of the Merlot cases out through 2011

    - Between December 16th and January 7th, JPMorgan worked closely with members of Merlot's finance team to refine revenue and expense growth rates

    - JPMorgan did not evaluate the validity or impact of any potential performance benefits from the transaction due to: (a) the high risk that any such benefits would not be realized and (b) the fact that no change of control is being considered, so no analysis of performance benefits is required by, or even relevant, under Delaware law

KEY DCF VALUATION ASSUMPTIONS (CONT'D)

- All projections are the result of working sessions with Merlot and JPMorgan beginning January 2, 2003

-   Projections summary:

     - Revenue estimates based on Merlot's 2003 and 2004 projections; 2005-2006 revenue projected to grow by 20% stepping down to 15% in 2007 and remaining at 5% for the remainder of the projection period

     - Gross margins reaching 30% by 2007 (including Depreciation) and remaining at that level during all subsequent periods

     - Sales and marketing improve to 12%, 10% and 8% by 2007 for the low, base and high cases respectively

     - R&D grows at a rate of 10% until revenue growth reaches 5% upon which R&D growth decreases to 2.5%

     - G&A expense margins grow by 6%, 5% and 7% of revenue by 2007 for the low, base and high cases respectively

     -    Accounts receivable is projected to be 77 days of sales by 2007

     -    Inventory levels are reduced to 41 days of COGS by 2007

     - Accounts payable is projected to improve to 63 days COGS by 2007 from 2003 estimated levels of 55 days COGS

MERLOT'S MANAGEMENT FORECASTS OF CHARDONNAY

$ millions; projections based solely on Merlot management expectations, without input from Chardonnay management

                                                                                                      02-08
DEC-31,                   2002E      2003E      2004E      2005E     2006E      2007E      2008E       CAGR
------------------------------------------------------------------------------------------------------------
High case
Revenues                   56.2      125.0      250.0      300.0     360.0      414.0      434.7      40.6%
  % GROWTH              (39.7%)     122.4%     100.0%      20.0%     20.0%      15.0%       5.0%
Gross profit                7.1       26.8       62.5       80.5     102.7      124.2      130.4      62.4%
  % MARGIN                12.6%      21.4%      25.0%      26.8%     28.5%      30.0%      30.0%
EBITDA                   (42.1)     (24.4)        3.8       15.8      30.1       45.6       48.8         nm
  % MARGIN              (74.9%)    (19.5%)       1.5%       5.3%      8.4%      11.0%      11.2%
Net Income               (81.1)     (38.4)      (9.3)        0.4      13.6       29.2       34.4         nm

Base case
Revenues                   56.2      100.0      150.0      180.0     216.0      248.4      260.8      29.2%
  % GROWTH              (39.7%)      77.9%      50.0%      20.0%     20.0%      15.0%       5.0%
Gross profit                7.1       19.0       33.0       45.0      59.7       74.5       78.2      49.2%
  % MARGIN                12.6%      19.0%      22.0%      25.0%     27.7%      30.0%      30.0%
EBITDA                   (42.1)     (30.3)     (24.3)     (16.1)     (4.9)        7.5        8.8         nm
  % MARGIN              (74.9%)    (30.3%)    (16.2%)     (8.9%)    (2.3%)       3.0%       3.4%
Net Income               (81.1)     (44.4)     (37.8)     (33.3)    (26.3)     (17.4)     (18.7)         nm

Low case
Revenues                   56.2       79.0      120.0      144.0     172.8      198.7      208.7      24.4%
  % GROWTH              (39.7%)      40.6%      51.9%      20.0%     20.0%      15.0%       5.0%
Gross profit                7.1       14.1       25.2       35.1      47.3       59.6       62.6      43.7%
  % MARGIN                12.6%      17.8%      21.0%      24.4%     27.4%      30.0%      30.0%
EBITDA                   (42.1)     (34.3)     (32.1)     (25.5)    (15.3)      (5.8)      (4.1)         nm
  % MARGIN              (74.9%)    (43.4%)    (26.8%)    (17.7%)    (8.9%)     (2.9%)     (1.9%)
Net Income               (81.1)     (48.1)     (45.3)     (43.2)    (38.0)     (33.2)     (35.4)         nm
-----------------------------------------------------------------------------------------------------------

Note: See appendix for forecast detail

CHARDONNAY STAND ALONE DCF - HIGH CASE

Valuation date of January 13, 2003

DCF PER SHARE VALUE


-------------------------------------------------------------------------------------------------------------
                                                       Perpetuity growth rate
                        -------------------------------------------------------------------------------------
                                  2.50%          2.75%            3.00%            3.25%            3.50%
                        -------------------------------------------------------------------------------------
                 17.0%          ($0.79)         ($0.78)          ($0.77)          ($0.76)          ($0.75)
WACC
                 17.5%          ($0.85)         ($0.84)          ($0.83)          ($0.82)          ($0.81)
                 18.0%          ($0.91)         ($0.90)          ($0.89)          ($0.88)          ($0.87)
                 18.5%          ($0.96)         ($0.96)          ($0.95)          ($0.94)          ($0.93)
                 19.0%          ($1.02)         ($1.01)          ($1.00)          ($0.99)          ($0.98)



IMPLIED 2003E REVENUE MULTIPLE
-------------------------------------------------------------------------------------------------------------
                                                       Perpetuity growth rate
                        -------------------------------------------------------------------------------------
                                  2.50%             2.75%            3.00%            3.25%            3.50%
                        -------------------------------------------------------------------------------------
                 17.0%            0.66x             0.67x            0.68x            0.69x            0.69x
WACC
                 17.5%            0.62x             0.63x            0.63x            0.64x            0.65x
                 18.0%            0.58x             0.59x            0.59x            0.60x            0.61x
                 18.5%            0.54x             0.55x            0.55x            0.56x            0.57x
                 19.0%            0.51x             0.51x            0.52x            0.52x            0.53x



US$ (MM); FY(1)       2003E    2004E    2005E    2006E    2007E    2008E    2009E    2010E    2011E    2012E
-------------------------------------------------------------------------------------------------------------
Sales                 125.0    250.0    300.0    360.0    414.0    434.7    456.4    479.3    503.2    528.4
   Sales growth       122.4%   100.0%    20.0%    20.0%    15.0%     5.0%     5.0%     5.0%     5.0%     5.0%
EBITDA                (24.4)     3.8     15.8     30.1     45.6     48.8     52.3     55.9     59.6     63.6
   % MARGIN           (19.5%)    1.5%     5.3%     8.4%    11.0%    11.2%    11.5%    11.7%    11.8%    12.0%
EBIT                  (32.1)    (3.0)     9.1     23.4     38.4     41.2     44.0     47.1     50.3     53.7
   Tax on EBIT          0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
EBIAT                 (32.1)    (3.0)     9.1     23.4     38.4     41.2     44.0     47.1     50.3     53.7
Depreciation            7.7      6.8      6.6      6.8      7.1      7.7      8.2      8.8      9.3      9.9
Change in working       1.3    (30.6)    (7.7)    (5.9)    (1.8)    (4.8)    (5.0)    (5.2)    (5.5)    (5.8)
capital
Capital                (3.1)    (6.0)    (7.2)    (8.6)    (9.9)   (10.4)   (11.0)   (11.5)   (12.1)   (12.7)
expenditures
Less: YTD FCF
before valuation
date                    0.9
Free cash flows      (25.3)   (32.8)      0.9     15.6     33.9     33.7     36.3     39.1     42.0     45.1
for discounting
-------------------------------------------------------------------------------------------------------------

(1) Standalone estimates based on Merlot management estimate (high case)
Note: Assumes midpoint convention

CHARDONNAY STAND ALONE DCF - BASE CASE

Valuation date of January 13, 2003


DCF PER SHARE VALUE
-------------------------------------------------------------------------------------------------------------
                                                       Perpetuity growth rate
                        -------------------------------------------------------------------------------------
                                  2.50%             2.75%            3.00%            3.25%            3.50%
                        -------------------------------------------------------------------------------------
                 17.0%          ($2.68)           ($2.69)          ($2.69)          ($2.70)          ($2.70)
WACC
                 17.5%          ($2.68)           ($2.68)          ($2.69)          ($2.69)          ($2.69)
                 18.0%          ($2.67)           ($2.68)          ($2.68)          ($2.68)          ($2.69)
                 18.5%          ($2.67)           ($2.67)          ($2.67)          ($2.68)          ($2.68)
                 19.0%          ($2.66)           ($2.66)          ($2.67)          ($2.67)          ($2.68)



IMPLIED 2003E REVENUE MULTIPLE
-------------------------------------------------------------------------------------------------------------
                                                       Perpetuity growth rate
                        -------------------------------------------------------------------------------------
                                  2.50%             2.75%            3.00%            3.25%            3.50%
                        -------------------------------------------------------------------------------------
                 17.0%          (0.81x)           (0.81x)          (0.82x)          (0.82x)          (0.83x)
WACC
                 17.5%          (0.81x)           (0.81x)          (0.81x)          (0.82x)          (0.82x)
                 18.0%          (0.80x)           (0.80x)          (0.81x)          (0.81x)          (0.81x)
                 18.5%          (0.80x)           (0.80x)          (0.80x)          (0.81x)          (0.81x)
                 19.0%          (0.79x)           (0.79x)          (0.80x)          (0.80x)          (0.80x)



US$ (MM); FY(1)      2003E    2004E    2005E    2006E    2007E    2008E    2009E    2010E    2011E    2012E
-------------------------------------------------------------------------------------------------------------
Sales                 100.0    150.0    180.0    216.0    248.4    260.8    273.9    287.6    301.9    317.0
   Sales growth        77.9%    50.0%    20.0%    20.0%    15.0%     5.0%     5.0%     5.0%     5.0%     5.0%
EBITDA                (30.3)   (24.3)   (16.1)    (4.9)     7.5      8.8     10.0     11.4     12.9     14.4
   % MARGIN           (30.3%)  (16.2%)   (8.9%)   (2.3%)    3.0%     3.4%     3.7%     4.0%     4.3%     4.5%
EBIT                  (38.0)   (31.0)   (22.4)   (11.2)     1.1      1.9      2.8      3.8      4.9      6.0
   Tax on EBIT          0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
EBIAT                 (38.0)   (31.0)   (22.4)   (11.2)     1.1      1.9      2.8      3.8      4.9      6.0
Depreciation            7.7      6.7      6.4      6.3      6.5      6.8      7.2      7.6      8.0      8.4
Change in working       5.8     (9.5)    (2.6)    (2.0)    (0.1)    (2.9)    (3.1)    (3.2)    (3.4)    (3.6)
capital
Capital                (2.8)    (5.0)    (6.0)    (7.2)    (8.3)    (8.7)    (9.1)    (9.6)   (10.1)   (10.6)
expenditures
Less: YTD FCF
before valuation
date                    0.9
Free cash flows       (26.4)   (38.8)   (24.7)   (14.1)    (0.8)    (2.9)    (2.2)    (1.4)    (0.6)      0.3
for discounting
-------------------------------------------------------------------------------------------------------------


(1) Standalone estimates based on Merlot management estimate (high case)
Note: Assumes midpoint convention

CHARDONNAY STAND ALONE DCF - LOW CASE

Valuation date of January 13, 2003



DCF PER SHARE VALUE
-------------------------------------------------------------------------------------------------------------
                                                       Perpetuity growth rate
                        -------------------------------------------------------------------------------------
                                (5.00%)           (4.00%)          (3.00%)          (2.00%)          (1.00%)
                        -------------------------------------------------------------------------------------
                 17.0%          ($3.19)           ($3.20)          ($3.22)          ($3.24)          ($3.26)
WACC
                 17.5%          ($3.17)           ($3.18)          ($3.20)          ($3.21)          ($3.23)
                 18.0%          ($3.15)           ($3.16)          ($3.17)          ($3.19)          ($3.21)
                 18.5%          ($3.13)           ($3.14)          ($3.15)          ($3.17)          ($3.18)
                 19.0%          ($3.11)           ($3.12)          ($3.13)          ($3.15)          ($3.16)


IMPLIED 2003E REVENUE MULTIPLE
-------------------------------------------------------------------------------------------------------------
                                                       Perpetuity growth rate
                        -------------------------------------------------------------------------------------
                                (5.00%)           (4.00%)          (3.00%)          (2.00%)          (1.00%)
                        -------------------------------------------------------------------------------------
                 17.0%          (1.58x)           (1.60x)          (1.62x)          (1.63x)          (1.66x)
WACC
                 17.5%          (1.56x)           (1.58x)          (1.59x)          (1.61x)          (1.63x)
                 18.0%          (1.54x)           (1.55x)          (1.57x)          (1.58x)          (1.60x)
                 18.5%          (1.52x)           (1.53x)          (1.55x)          (1.56x)          (1.58x)
                 19.0%          (1.50x)           (1.51x)          (1.52x)          (1.54x)          (1.55x)



US$ (MM); FY(1)       2003E    2004E    2005E    2006E    2007E    2008E    2009E    2010E    2011E    2012E
-------------------------------------------------------------------------------------------------------------
Sales                 79.0    120.0    144.0    172.8    198.7    208.7    219.1    230.0    241.5    253.6
   Sales growth       40.6%    51.9%    20.0%    20.0%    15.0%     5.0%     5.0%     5.0%     5.0%     5.0%
EBITDA               (34.3)   (32.1)   (25.5)   (15.3)    (5.8)    (4.1)    (3.5)    (2.8)    (2.2)    (1.4)
   % MARGIN          (43.4%)  (26.8%)  (17.7%)   (8.9%)   (2.9%)   (1.9%)   (1.6%)   (1.2%)   (0.9%)   (0.6%)
EBIT                 (42.0)   (38.8)   (31.8)   (21.4)   (11.9)   (10.5)   (10.2)    (9.9)    (9.5)    (9.1)
   Tax on EBIT         0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0      0.0
EBIAT                (42.0)   (38.8)   (31.8)   (21.4)   (11.9)   (10.5)   (10.2)    (9.9)    (9.5)    (9.1)
Depreciation           7.7      6.7      6.3      6.1      6.2      6.4      6.7      7.0      7.3      7.7
Change in working     15.5    (10.2)    (1.7)    (1.2)     0.3     (2.4)    (2.5)    (2.6)    (2.8)    (2.9)
capital
Capital               (2.6)    (4.5)    (5.4)    (6.5)    (7.5)    (7.8)    (8.2)    (8.6)    (9.1)    (9.5)
expenditures
Less: YTD FCF
before valuation
date                   0.7
Free cash flows      (20.7)   (46.8)   (32.6)   (23.0)   (12.9)   (14.3)   (14.2)   (14.1)   (14.0)   (13.8)
for discounting
-------------------------------------------------------------------------------------------------------------


(1) Standalone estimates based on Merlot management estimate (high case)
Note: Assumes midpoint convention

PREMIUMS PAID IN PRECEDENT BUY-IN TRANSACTIONS HAVE AVERAGED APPROXIMATELY 20%

1988-November 2002

Premiums paid (both cash and stock transactions)

                                     (image)


    1988   1989   1990   1991   1992   1993   1994   1995    1996   1997   1998   1999   2000   2001   2002
------------------------------------------------------------------------------------------------------------
% OVER STOCK PRICE ONE WEEK PRIOR TO ANNOUNCEMENT
     40%    20%    42%    22%    15%    14%     0%    20%      8%    23%    17%    29%    37%    40%    20%
Median = 22.8%
# OF DEALS
------------------------------------------------------------------------------------------------------------
      12     20     11      7      5      4    13(1)    9      13     18     19     19     28     13      9


Note: Selected transactions in sample include 200 minority buy-in transactions (owner of 50% or more of a U.S. public company acquires the remaining shares for total consideration of $25 million or more excluding negative premium transactions); January 1988 through November 2002.
Source: Securities Data Company and JPMorgan research
1 Premiums paid during 1994 averaged 9% ranging from 0%-38%


PREMIA ANALYSIS IN BUY-IN TRANSACTIONS BY SIZE AND FREE FLOAT

1988- November 2002 (both cash and stock transactions)

Buyouts by size of minority buy-in acquired

                                     (Image)


                     $0-100                 $101-$500                $501-$1,000                   >$1,000
-----------------------------------------------------------------------------------------------------------
MEDIAN PREMIUM PAID

                        25%                      20%                       23%                        23%
# OF DEALS
                        94                       79                        15                         12


Buyouts by minority percentage

                                     (Image)


                 0-10%               11-20%               21-30%               31-40%               41-50%
-----------------------------------------------------------------------------------------------------------
MEDIAN PREMIUM PAID
                   16%                  19%                  19%                  31%                  23%
# OF DEALS
                    7                   57                   36                   46                   54


Note: Selected transactions in sample include 200 minority buy-in transactions (owner of 50% or more of a U.S. public company acquires the remaining shares for total consideration of $25 million or more excluding negative premium transactions); January 1988 through November 2002 Source: Securities Data Company and JPMorgan research

PREMIA IN CASH VERSUS STOCK BUY-IN TRANSACTIONS

1988-November 2002

                                                      (Image)

PREMIUM TO SHARE PRICE ONE WEEK PRIOR
        0-10%       11-20%       21-30%       31-40%        41-50%       51-60%       61-70%         70%+
-----------------------------------------------------------------------------------------------------------
Median = 25.3%
CASH TRANSACTIONS
            34           24           19           16            18            9            7           16

Stock transactions
                                                      (Image)

PREMIUM TO SHARE PRICE ONE WEEK PRIOR
        0-10%       11-20%       21-30%       31-40%        41-50%       51-60%       61-70%         70%+
-----------------------------------------------------------------------------------------------------------
Median = 16.0%;
STOCK TRANSACTIONS
            19            8            6            3             5            2            0            3

Note: Selected transactions in sample include 189 minority buy-in transactions (owner of 50% or more of a U.S. public company acquires the remaining shares for total consideration of $25 million or more excluding negative premium transactions); 11 deals included both cash and stock consideration Source:
Securities Data Company and JPMorgan research

SELECTED RECENT MINORITY BUY-INS OF 5% TO 25% PUBLIC STAKES

                                                                            PUBLIC       INITIAL   INITIAL
ANN.          ACQUIROR                      TARGET                          STAKE(1)       OFFER  PREMIUM(1)
-----------------------------------------------------------------------------------------------------------

1/31/00       Thermo Electron               Thermo Instrument Systems         12.2%      $11.91    (28.3%)
7/17/02       Westcorp                      WFS Financial(Western Finl        16.0%       22.45     (8.4%)
                                            Sa)
1/31/00       Thermo Instrument Systems,    Thermo Optek Corp.                 6.8%       15.00       0.0%
              Inc.
3/31/00       Hartford Financial Services   Hartford Life                     18.5%       44.00       2.0%
4/23/97       American Financial Group,     American Finl Entps, Inc.         18.0%       37.00       2.8%
              Inc.(5)
2/22/01       Vishay Intertechnology, Inc.  Siliconix, Inc.                   19.6%       28.82       3.6%
8/14/02       First Banks Inc,MO(4)         First Banks America Inc,TX         6.2%       40.54       3.8%
10/27/98      Allmerica Financial Corp.     Citizens Corp.                    16.8%       29.00       5.5%
9/8/98        IDB Development Corp.         PEC Israel Economic Corp.         18.7%       25.50       7.1%
11/7/01       UtilCorp United Inc           Aquila Inc                        20.0%       20.69       7.7%
10/21/99      Citigroup, Inc.               Student Loan Corporation          20.0%       45.00      11.3%
5/22/97       Texas Industries, Inc.        Chaparral Steel Co.               15.0%       14.25      16.3%
3/16/00       BP Amoco PLC                  Vastar Resources, Inc.            18.1%       71.00      18.2%
2/4/02        Limited Brands Inc.           Intimate Brands Inc               16.3%       19.30      18.6%
4/13/00       Alcoa, Inc.(2)                Howmet International, Inc.        15.4%       17.00      19.3%
11/12/99      Cordant Technologies, Inc.(2) Howmet International, Inc.        15.4%       17.00      19.3%
9/21/00       Ford Motor Co.                Hertz Corp.                       18.5%       30.00      20.3%
12/1/99       Boise Cascade Corp.           Boise Cascade Office              18.8%       13.25      23.3%
                                            Products


3/19/99       Viacom, Inc.                  Spelling Entertainment Group      19.3%        9.00      29.7%
7/8/02        Samuel J Heyman(4)            Int'l Specialty Products          18.9%       10.00      29.9%
3/21/00       Citigroup, Inc.               Travelers Property Casualty       15.0%       41.50      37.8%
3/26/01       Credit Suisse First Boston    CSFBdirect                        18.0%        4.00      41.3%
5/23/01       Electronic Data Systems Corp  Unigraphics Solutions Inc         13.9%       27.00      43.2%
10/10/01      Toronto-Dominion Bank         TD Waterhouse Group Inc           10.7%        9.00      50.0%
1/31/00       Thermo Instrument Systems,    ThermoQuest Corp.                  9.7%       17.00      56.3%
              Inc.
10/4/01       Tyco International            TyCom                             11.0%       14.00      79.3%
10/17/01      Miracle Marketing, Inc.       Marketing America, Inc.           18.0%        8.00      79.8%
-----------------------------------------------------------------------------------------------------------
CASH DEALS
  Mean                                                                                    24.7%
  Median                                                                                  19.3%
STOCK DEALS
  Mean                                                                                    13.8%
  Median                                                                                   7.7%
-----------------------------------------------------------------------------------------------------------
                                                                  % CHANGE        DURATION
ANN.          ACQUIROR                         FINAL OFFER        IN OFFER        (DAYS)(1)   CONSIDERATION
-----------------------------------------------------------------------------------------------------------
1/31/00       Thermo Electron                       $11.91              NA              NA           Stock
7/17/02       Westcorp                                 WD(3)            NA              NA           Stock
1/31/00       Thermo Instrument Systems,             15.00            0.0%              NA            Cash
              Inc.
3/31/00       Hartford Financial Services            50.50           14.8%              48            Cash
4/23/97       American Financial Group,              37.00            0.0%              NA          Either
              Inc.(5)
2/22/01       Vishay Intertechnology, Inc.             WD(3)            NA              NA            Cash
8/14/02       First Banks Inc,MO(4)                     NA            0.0%              NA            Cash
10/27/98      Allmerica Financial Corp.              33.25           14.7%              20            Cash
9/8/98        IDB Development Corp.                  36.50           43.1%             344            Cash
11/7/01       UtilCorp United Inc                    20.69            0.0%              NA           Stock
10/21/99      Citigroup, Inc.                          WD(3)            NA              NA            Cash
5/22/97       Texas Industries, Inc.                 15.50            8.8%              64            Cash
3/16/00       BP Amoco PLC                           83.00           16.9%              69            Cash
2/4/02        Limited Brands Inc.                    20.30            5.2%              30           Stock
4/13/00       Alcoa, Inc.(2)                         21.00           23.5%              50            Cash
11/12/99      Cordant Technologies, Inc.(2)            WD(3)            NA              NA            Cash
9/21/00       Ford Motor Co.                         35.50           18.3%             117            Cash
12/1/99       Boise Cascade Corp.                    16.50           24.5%             103            Cash
3/19/99       Viacom, Inc.                            9.75            8.3%              59            Cash
7/8/02        Samuel J Heyman(4)                     10.30            3.0%             123            Cash
3/21/00       Citigroup, Inc.                        41.95            1.1%              30            Cash
3/26/01       Credit Suisse First Boston              6.00           50.0%             147            Cash
5/23/01       Electronic Data Systems Corp           32.50           20.4%              72            Cash
10/10/01      Toronto-Dominion Bank                   9.50            5.6%              20            Cash
1/31/00       Thermo Instrument Systems,             17.00            0.0%              NA            Cash
              Inc.
10/4/01       Tyco International                     14.64            4.5%              15           Stock
10/17/01      Miracle Marketing, Inc.                 8.00            0.0%              NA            Cash
-----------------------------------------------------------------------------------------------------------
CASH DEALS
  Mean                                                               12.0%
  Median                                                             11.7%


                                STOCK DEALS
  Mean                                                                1.9%
  Median                                                              4.5%
-----------------------------------------------------------------------------------------------------------



(1) Public stake represents publicly owned minority interest prior to transaction; initial premium represents premium of initial offer to price one week prior to offer; duration reflects time elapsed between initial offer and final offer
(2) Cordant initiated a minority buy-in of Howmet prior to its acquisition by Alcoa; subsequent to its announced acquisition of Cordant, Alcoa continued a minority buy-in of Howmet, premiums paid by Alcoa represent premiums to Howmet's closing price on 11/4/99 prior to initial offer by Cordant
(3) Buy-in offers withdrawn
(4) Final offer remains pending
(5) American Financial Group, Inc. / American FinlEntps, Inc. transaction omitted from mean and median calculations
Source: Thomson Financial, company filings and press releases


EQUITY RESEARCH PROJECTIONS SUMMARY

CSFB RESEARCH REVENUE ESTIMATES:
-----------------------------------------------------------------------------------------------------------
                                                          2001E revenue                      2002E revenue
-----------------------------------------------------------------------------------------------------------

2/3/00                                                          $225.00
3/2/00
3/29/00
4/19/00                                                         $250.00
6/19/00
7/3/00                                                          $305.00
8/3/00
8/25/00
10/10/00
10/19/00                                                        $330.00
1/5/01                                                          $180.00
1/11/01                                                                                             $90.00
1/25/01                                                         $165.00
4/19/01                                                         $154.00                            $230.00
6/28/01                                                         $134.00                            $175.00
7/26/01                                                                                            $135.00
9/20/01                                                                                                 NA
1/22/02                                                                                             $50.00
1/31/02                                                                                             $50.00
4/17/02                                                                                             $65.00
4/18/02                                                                                             $65.00
7/25/02                                                                                             $61.00
7/25/02                                                                                             $61.00
-----------------------------------------------------------------------------------------------------------

ANALYST COMMENTARY:

o        "Next Level made progress in its 3Q02 with a variety of IOCs, ...
         [however], the RBOCs are starving themselves, refusing to eat their prescribed growth protein for yet another quarter" Needham 10-24-02
o "The major debt overhang of $51M was pushed out to 2006, but Next Level still needs new funding by the June 2003 quarter." Needham 10-24-02
o "Next Level will ultimately have $50M-$60M in annual fixed expenses, and some interest payments. This would require at least a $200M annual revenue run-rate to keep profitable, so until we see evidence of customer traction significant enough to pay for such expenses, we find it difficult to upgrade the stock from Hold to Buy." Needham 10-24-02
o "Visibility to major commercial rollouts remains limited and recent management changes at Q, which accounted for 35% of NXTV's Q202 sales, BCE, and MOT create near term risk" CSFB 10-8-02



EQUITY RESEARCH PROJECTIONS SUMMARY

                                                      2003 EQUITY RESEARCH ESTIMATES
                                 --------------------------------------------------------------------------
                                          NEEDHAM(1)            CSFB(2)          AVERAGE   REPORT VARIANCE
-----------------------------------------------------------------------------------------------------------
Revenues                                     $80.2              $53.5              $66.9               50%
    GROWTH                                   42.7%             (9.1%)              16.2%
Gross Profit                                  22.6                5.6               14.1                3%
    % MARGIN                                 28.2%              10.4%              21.1%
                                 --------------------------------------------------------------------------
EBITDA                                      (17.4)             (41.3)             (29.4)              137%
    % MARGIN                               (21.7%)            (77.3%)            (43.9%)
EBIT                                        (29.4)             (53.3)             (41.4)               81%
    % MARGIN                               (36.7%)            (99.7%)            (61.9%)
Other expense                               (18.4)              (0.4)              (9.4)                NM
    Interest expense                           0.4              (8.0)              (3.8)                NM
Taxes                                          0.0                0.0                0.0
                                 --------------------------------------------------------------------------
Net income                                  (47.4)             (61.7)             (54.6)               30%
Net income to common                        (56.2)             (75.3)             (65.8)               33%
EPS                                         (0.63)             (0.86)             (0.74)               36%
-----------------------------------------------------------------------------------------------------------

(1) Based on Needham research report dated 10/24/2002
(2) Based on CSFB research report dated 10/9/2002



AGENDA
Chardonnay overview
Minority shareholder overview
Market analysis
APPENDIX



CHARDONNAY HAS UNDER-PERFORMED THE MARKET AND ITS PEERS IN THE LAST YEAR

                                                      (Image)


           DATE                    CHARDONNAY                   NASDAQ                  PEER INDEX(1)
-----------------------------------------------------------------------------------------------------------

          1/7/02                      100%                       100%                      100%
          1/8/02                      111%                       101%                      103%
          1/9/02                      105%                       100%                      103%
          1/10/02                     102%                       100%                      100%
          1/11/02                      97%                       99%                        99%
          1/14/02                      91%                       98%                        94%
          1/15/02                      87%                       98%                        95%
          1/16/02                      85%                       95%                        90%
          1/17/02                      89%                       97%                        95%
          1/18/02                      83%                       95%                        92%
          1/21/02                      83%                       95%                        92%


          1/22/02                      61%                       92%                        88%
          1/23/02                      64%                       94%                        89%
          1/24/02                      71%                       95%                        90%
          1/25/02                      68%                       95%                        92%
          1/28/02                      74%                       95%                        93%
          1/29/02                      70%                       93%                        88%
          1/30/02                      67%                       94%                        87%
          1/31/02                      68%                       95%                        85%
          2/1/02                       63%                       94%                        84%
          2/4/02                       62%                       91%                        80%
          2/5/02                       52%                       90%                        78%
          2/6/02                       56%                       89%                        75%
          2/7/02                       61%                       87%                        74%
          2/8/02                       65%                       89%                        77%
          2/11/02                      64%                       91%                        81%
          2/12/02                      63%                       90%                        79%
          2/13/02                      53%                       91%                        79%
          2/14/02                      56%                       90%                        77%
          2/15/02                      56%                       89%                        76%
          2/18/02                      56%                       89%                        76%
          2/19/02                      54%                       86%                        75%
          2/20/02                      52%                       87%                        75%
          2/21/02                      50%                       84%                        73%
          2/22/02                      52%                       85%                        72%
          2/25/02                      53%                       87%                        74%
          2/26/02                      52%                       87%                        74%
          2/27/02                      47%                       86%                        72%
          2/28/02                      50%                       85%                        70%
          3/1/02                       50%                       88%                        75%
          3/4/02                       48%                       91%                        77%
          3/5/02                       50%                       92%                        81%
          3/6/02                       55%                       93%                        81%
          3/7/02                       59%                       92%                        80%
          3/8/02                       55%                       95%                        83%
          3/11/02                      57%                       95%                        83%
          3/12/02                      54%                       93%                        81%
          3/13/02                      49%                       91%                        78%
          3/14/02                      50%                       91%                        79%
          3/15/02                      50%                       92%                        79%
          3/18/02                      51%                       92%                        79%
          3/19/02                      49%                       92%                        77%
          3/20/02                      46%                       90%                        75%
          3/21/02                      48%                       92%                        77%
          3/22/02                      47%                       91%                        77%
          3/25/02                      45%                       89%                        76%
          3/26/02                      44%                       90%                        75%
          3/27/02                      43%                       90%                        76%
          3/28/02                      45%                       91%                        78%
          3/29/02                      45%                       91%                        78%
          4/1/02                       44%                       91%                        79%
          4/2/02                       48%                       89%                        76%
          4/3/02                       43%                       88%                        75%


          4/4/02                       43%                       88%                        76%
          4/5/02                       41%                       87%                        75%
          4/8/02                       43%                       88%                        76%
          4/9/02                       40%                       86%                        74%
          4/10/02                      41%                       87%                        74%
          4/11/02                      39%                       85%                        73%
          4/12/02                      39%                       86%                        74%
          4/15/02                      36%                       86%                        77%
          4/16/02                      42%                       89%                        80%
          4/17/02                      42%                       89%                        79%
          4/18/02                      39%                       88%                        79%
          4/19/02                      38%                       88%                        78%
          4/22/02                      36%                       86%                        75%
          4/23/02                      37%                       85%                        74%
          4/24/02                      36%                       84%                        73%
          4/25/02                      32%                       84%                        73%
          4/26/02                      28%                       82%                        71%
          4/29/02                      32%                       81%                        71%
          4/30/02                      30%                       83%                        72%
          5/1/02                       29%                       82%                        73%
          5/2/02                       30%                       81%                        70%
          5/3/02                       30%                       79%                        69%
          5/6/02                       30%                       77%                        67%
          5/7/02                       29%                       77%                        66%
          5/8/02                       30%                       83%                        70%
          5/9/02                       31%                       81%                        68%
          5/10/02                      28%                       79%                        66%
          5/13/02                      27%                       81%                        69%
          5/14/02                      26%                       84%                        73%
          5/15/02                      27%                       85%                        74%
          5/16/02                      32%                       85%                        75%
          5/17/02                      37%                       85%                        76%
          5/20/02                      50%                       84%                        73%
          5/21/02                      56%                       82%                        73%
          5/22/02                      50%                       82%                        72%
          5/23/02                      45%                       83%                        73%
          5/24/02                      43%                       82%                        71%
          5/27/02                      43%                       82%                        71%
          5/28/02                      47%                       81%                        72%
          5/29/02                      47%                       80%                        71%
          5/30/02                      48%                       80%                        71%
          5/31/02                      54%                       79%                        72%
          6/3/02                       59%                       77%                        68%
          6/4/02                       59%                       77%                        69%
          6/5/02                       56%                       78%                        68%
          6/6/02                       53%                       76%                        65%
          6/7/02                       51%                       75%                        65%
          6/10/02                      47%                       75%                        65%
          6/11/02                      45%                       73%                        64%
          6/12/02                      42%                       75%                        64%
          6/13/02                      43%                       73%                        63%
          6/14/02                      41%                       74%                        63%

          6/17/02                      39%                       76%                        65%
          6/18/02                      37%                       76%                        64%
          6/19/02                      37%                       73%                        62%
          6/20/02                      37%                       72%                        61%
          6/21/02                      40%                       71%                        62%
          6/24/02                      34%                       72%                        61%
          6/25/02                      34%                       70%                        60%
          6/26/02                      35%                       70%                        60%
          6/27/02                      34%                       72%                        61%
          6/28/02                      31%                       72%                        61%
          7/1/02                       46%                       69%                        60%
          7/2/02                       43%                       67%                        57%
          7/3/02                       40%                       68%                        57%
          7/4/02                       40%                       68%                        57%
          7/5/02                       38%                       71%                        60%
          7/8/02                       43%                       69%                        57%
          7/9/02                       40%                       68%                        58%
          7/10/02                      39%                       66%                        56%
          7/11/02                      43%                       67%                        57%
          7/12/02                      42%                       67%                        58%
          7/15/02                      45%                       68%                        58%
          7/16/02                      43%                       68%                        60%
          7/17/02                      45%                       69%                        60%
          7/18/02                      41%                       67%                        58%
          7/19/02                      40%                       65%                        57%
          7/22/02                      37%                       63%                        56%
          7/23/02                      34%                       60%                        53%
          7/24/02                      35%                       63%                        54%
          7/25/02                      34%                       61%                        50%
          7/26/02                      32%                       62%                        50%
          7/29/02                      33%                       66%                        53%
          7/30/02                      30%                       66%                        54%
          7/31/02                      27%                       65%                        53%
          8/1/02                       27%                       63%                        52%
          8/2/02                       25%                       61%                        50%
          8/5/02                       28%                       59%                        47%
          8/6/02                       28%                       62%                        50%
          8/7/02                       25%                       63%                        51%
          8/8/02                       27%                       65%                        52%
          8/9/02                       25%                       64%                        52%
          8/12/02                      25%                       64%                        52%
          8/13/02                      23%                       62%                        50%
          8/14/02                      25%                       65%                        51%
          8/15/02                      23%                       66%                        49%
          8/16/02                      22%                       67%                        50%
          8/19/02                      23%                       68%                        51%
          8/20/02                      34%                       68%                        50%
          8/21/02                      38%                       69%                        53%
          8/22/02                      44%                       70%                        54%
          8/23/02                      38%                       68%                        52%
          8/26/02                      40%                       68%                        54%
          8/27/02                      36%                       66%                        52%




          8/28/02                      34%                       65%                        50%
          8/29/02                      34%                       66%                        50%
          8/30/02                      30%                       65%                        48%
          9/2/02                       30%                       65%                        48%
          9/3/02                       30%                       62%                        46%
          9/4/02                       31%                       63%                        49%
          9/5/02                       30%                       61%                        48%
          9/6/02                       31%                       64%                        49%
          9/9/02                       30%                       64%                        49%
          9/10/02                      31%                       65%                        49%
          9/11/02                      30%                       65%                        49%
          9/12/02                      29%                       63%                        48%
          9/13/02                      30%                       63%                        48%
          9/16/02                      30%                       63%                        47%
          9/17/02                      28%                       62%                        46%
          9/18/02                      28%                       61%                        45%
          9/19/02                      28%                       60%                        44%
          9/20/02                      27%                       60%                        44%
          9/23/02                      34%                       58%                        43%
          9/24/02                      28%                       58%                        42%
          9/25/02                      27%                       60%                        43%
          9/26/02                      30%                       60%                        44%
          9/27/02                      26%                       59%                        42%
          9/30/02                      24%                       58%                        42%
          10/1/02                      24%                       60%                        42%
          10/2/02                      27%                       58%                        42%
          10/3/02                      24%                       57%                        45%
          10/4/02                      24%                       56%                        45%
          10/7/02                      23%                       55%                        44%
          10/8/02                      22%                       55%                        45%
          10/9/02                      22%                       55%                        45%
         10/10/02                      23%                       57%                        47%
         10/11/02                      24%                       59%                        49%
         10/14/02                      23%                       60%                        48%
         10/15/02                      25%                       63%                        51%
         10/16/02                      25%                       60%                        48%
         10/17/02                      24%                       62%                        49%
         10/18/02                      22%                       63%                        47%
         10/21/02                      22%                       64%                        48%
         10/22/02                      21%                       63%                        49%
         10/23/02                      23%                       65%                        49%
         10/24/02                      21%                       64%                        50%
         10/25/02                      22%                       65%                        51%
         10/28/02                      21%                       65%                        51%
         10/29/02                      20%                       64%                        50%
         10/30/02                      20%                       65%                        55%
         10/31/02                      20%                       65%                        54%
          11/1/02                      20%                       67%                        57%
          11/4/02                      21%                       69%                        60%
          11/5/02                      20%                       69%                        59%
          11/6/02                      24%                       70%                        60%
          11/7/02                      22%                       68%                        57%




          11/8/02                      21%                       67%                        57%
         11/11/02                      18%                       65%                        55%
         11/12/02                      20%                       66%                        56%
         11/13/02                      20%                       67%                        56%
         11/14/02                      21%                       69%                        58%
         11/15/02                      20%                       69%                        59%
         11/18/02                      19%                       68%                        59%
         11/19/02                      19%                       67%                        59%
         11/20/02                      20%                       70%                        61%
         11/21/02                      20%                       72%                        65%
         11/22/02                      19%                       72%                        65%
         11/25/02                      21%                       73%                        64%
         11/26/02                      34%                       71%                        64%
         11/27/02                      34%                       73%                        67%
         11/28/02                      34%                       73%                        67%
         11/29/02                      34%                       73%                        67%
          12/2/02                      33%                       73%                        69%
          12/3/02                      31%                       71%                        67%
          12/4/02                      27%                       70%                        65%
          12/5/02                      25%                       69%                        64%
          12/6/02                      23%                       70%                        65%
          12/9/02                      22%                       67%                        62%
         12/10/02                      25%                       68%                        63%
         12/11/02                      27%                       69%                        64%
         12/12/02                      26%                       69%                        63%
         12/13/02                      25%                       67%                        62%
         12/16/02                      26%                       69%                        64%
         12/17/02                      25%                       68%                        64%
         12/18/02                      24%                       67%                        62%
         12/19/02                      26%                       66%                        61%
         12/20/02                      27%                       67%                        62%
         12/23/02                      28%                       68%                        62%
         12/24/02                      25%                       67%                        62%
         12/25/02                      25%                       67%                        62%
         12/26/02                      26%                       67%                        62%
         12/27/02                      26%                       66%                        62%
         12/30/02                      25%                       66%                        63%
         12/31/02                      25%                       66%                        63%
          1/1/03                       25%                       66%                        63%
          1/2/03                       28%                       68%                        65%
          1/3/03                       27%                       68%                        68%
          1/6/03                       27%                       70%                        69%
-----------------------------------------------------------------------------------------------------------

NEWS:
6/26/02 - NXTV converts $20 million of MOT debt to convertible preferred stock 9/30/02 - Announces roll out of USAM-SSE technology
11/25/02 - Announces large contract with Minnesota telecom services providers 5/30/02 - Announces Bell Canada will make large equipment purchase
8/20/02 - Announces large VDSL equipment contract with XIT Rural Telephone Cooperative

Source: IDD
(1) Peer index consists of: ADTRAN Inc.; Advanced Fibre Communications Inc.; Alcatel SA; Copper Mountain Networks Inc.; ECI Telecom; Paradyne Networks Inc.; UT Starcom Inc.

OPERATING STATISTICS

$ millions, except per share data

                                 LTM MARGINS (AS % OF REVENUES)           OPERATING COSTS (AS % OF REVENUES)
                            ----------------------------------------      ----------------------------------
                      LTM                                        NET
                   REVENUE    GROSS      EBITDA      EBIT      INCOME       COGS       R&D      S&M      G&A
-------------------------------------------------------------------------------------------------------------

ADTRAN                $346     48.0%       12.4%      7.6%        7.6%      52.0%     16.3%      NA     24.1%
Advanced Fibre         340     37.5         1.3       NA           NA       62.5      18.9     14.2%     8.2
Alcatel             17,224     23.3          NA       NA           NA       76.7      12.7       NA     16.6
Copper Mountain         12       NA          NA       NA           NA      502.6     214.3     59.7     72.3
ECI Telecom            830     36.5          NA       NA           NA       63.5        NA     14.0      9.7
Paradyne               140     44.7         4.8       NA           NA       55.3      19.4       NA     25.3
Networks
UT Starcom             878     35.7        16.1      13.7        10.4       64.3       9.3       NA     11.7

Mean                           37.6%        8.7%     10.6%        9.0%     125.3%     48.5%    29.3%    24.0%
Median                         37.0         8.6      10.6         9.0       63.5      17.6     14.2     16.6
-------------------------------------------------------------------------------------------------------------


                                               LAST TWELVE MONTHS                       BALANCE SHEET
------------------------------------------------------------------------------------------------------------
                                             CAPEX       DEPRECIATION               CASH               DEBT
------------------------------------------------------------------------------------------------------------

ADTRAN                                          $4                $17               $125                $50
Advanced Fibre                                  10                 20                965                  -
Alcatel                                        743                978              5,315              6,899
Copper Mountain                                  3                  8                 45                  4
ECI Telecom                                     32                 71                355                299
Paradyne Networks                                2                  8                 50                  1
UT Starcom                                      54                 22                366                  -
------------------------------------------------------------------------------------------------------------


WACC ANALYSIS

MACROECONOMIC ASSUMPTIONS (1/02/03)

-----------------------------------------------------------------------------------------------------------
Risk-free rate                                  4.559% Pre-tax cost of debt                           0.0%
Estimated market risk premium                   6.000% After-tax cost of debt                         0.0%
Size premium (variable)                                Corporate rate                                35.0%
Country premium                                  0.00% Tau                                           26.0%
-----------------------------------------------------------------------------------------------------------

INDUSTRY BETA ANALYSIS

-----------------------------------------------------------------------------------------------------------
Comparable Companies              Levered  Total Debt/          Tau    Unlevered      Levered    Unlevered
                                                  Mkt.                                Cost of      Cost of
                                     Beta      Equity(1)                    Beta       Equity       Equity
-----------------------------------------------------------------------------------------------------------
ADTRAN                               1.17         3.6%        26.0%        1.139        11.6%        11.4%
Advanced Fibre Communications        1.38         0.0%        26.0%        1.378        12.8%        12.8%




Alcatel                              1.62       100.2%        26.0%        0.927        14.2%        10.1%
Copper Mountain                      1.35        15.5%        26.0%        1.209        12.6%        11.8%
ECI Telecom                          1.36       111.3%        26.0%        0.745        12.7%         9.0%
Paradyne Networks Inc.               1.43         2.2%        26.0%        1.402        13.1%        13.0%
UT Starcom                           1.43         0.0%        26.0%        1.425        13.1%        13.1%

-----------------------------------------------------------------------------------------------------------
Average                              1.39        33.3%         0.26         1.18        12.9%        11.6%
Median                               1.38         3.6%         0.26         1.21        12.8%        11.8%
-----------------------------------------------------------------------------------------------------------

CHARDONNAY WACC CALCULATION
-----------------------------------------------------------------------------------------------------------
                                               After-tax Long
               Country Risk    Size Premium         Term Cost    Chardonnay's          Cost of       Target
                    Premium                              Debt            Beta   Levered Equity         WACC
-----------------------------------------------------------------------------------------------------------
Case 1(2)             0.00%           2.20%           0.0%            1.76           19.0%           18.99%
Case 2(3)             0.00%           2.20%           0.0%            1.21           14.5%           14.47%
-----------------------------------------------------------------------------------------------------------


   MARKET AND SIZE PREMIUM SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------------------
                                                           Size premium %
                          ---------------------------------------------------------------------------------
                                     0%        0.44%         0.88%        1.32%         1.76%        2.20%
                          ---------------------------------------------------------------------------------
                     5.0%        13.36%       14.13%        14.91%       15.68%        16.46%       17.23%
  Market             5.5%        14.24%       15.01%        15.79%       16.56%        17.34%       18.11%
  risk               6.0%        15.12%       15.89%        16.67%       17.44%        18.22%       18.99%
  premium            6.5%        16.00%       16.77%        17.55%       18.32%        19.10%       19.87%
    %                7.0%        16.88%       17.65%        18.43%       19.20%        19.98%       20.75%


(1) Based on reported debt amounts excluding minority interests. Closing price as of 01/02/03
(2) Using Chardonnay's Barra beta
(3) Using median unlevered beta of comps



OUTSTANDING OPTIONS AND WARRANTS

OUTSTANDING OPTIONS AND WARRANTS:

------------------------------------------------------------------------------------------------------------
TRANCH                                                      OPTIONS OUTSTANDING              EXERCISE PRICE
------------------------------------------------------------------------------------------------------------
Non-Motorola:
        Tranch One Options                                            3,874,000                       $0.94
        Tranch Two Options                                              118,000                       $1.56
        Tranch Three Options                                            138,000                       $2.55
        Tranch Four Options                                             196,000                       $4.27
        Other Options                                                11,625,000                      $31.25
        Kimberlin Warrants                                            3,900,000                      $10.38(1)
        2002 Options                                                  2,800,000                       $0.75
Motorola:
        May 16, 2001 loan comm. warrants                              7,500,000                       $7.39
        Oct 24, 2001 mortgage loan warrants                             400,000                       $3.82
        Dec 11, 2001 promissory note warrants                         2,500,000                       $4.29
        Feb 20, 2002 conv. pfd stock                                 13,824,884                       $2.17
        Feb 20, 2002 warrants                                         3,456,221                       $2.17
        Feb 20, 2002 warrants                                         3,456,221                       $2.60
        Apr 22, 2002 Nasdaq loan(*)                                     400,000                       $2.00
        Jun 25, 2002 conv. pfd stock                                 27,731,100                       $1.19
        Jun 25, 2002 warrants                                         6,008,403                       $1.19
        Jun 25, 2002 warrants(*)                                        330,000                       $2.00




        Oct 22, 2002 warrants(1)                                      3,000,000                       $0.76
        Sep 26, 2002 conv. pfd stock                                 23,655,900                       $0.93
        Sep 26, 2002 warrants                                         5,913,978                       $0.93
        Sep 26, 2002 warrants(*)                                        220,000                       $2.00
        Dec 18, 2002 conv. pfd stock                                 26,506,000                       $0.83
        Dec 18, 2002 warrants                                         7,951,807                       $0.83
        Dec 18, 2002 warrants(*)                                        220,000                       $2.00
------------------------------------------------------------------------------------------------------------
Total                                                               155,767,514                       $4.02
------------------------------------------------------------------------------------------------------------

(*) Denotes tranches not presently convertible
(1) Source: 2002 Proxy


TOP TEN INSTITUTIONAL SHAREHOLDERS' RECENT INVESTMENT ACTIVITY

QUARTERLY INVESTMENT/DIVESTITURE(5)

-------------------------------------------------------------------------------------------------------------
                             Q4 00      Q1 01       Q2 01    Q3 01     Q4 01     Q1 02      Q2 02      Q3 02
                        -------------------------------------------------------------------------------------
AVG. SHARE PRICE(4)         $30.83     $10.52       $7.22    $3.34     $3.94     $2.26      $1.29      $1.02
-------------------------------------------------------------------------------------------------------------
Vanguard Group              $367.0     $310.4      $776.7   $612.7     $88.0    $103.0   ($104.2)      $45.5
CALPERS                        0.0    1,241.7      (47.0)      0.0       0.0       0.0        0.0       97.4
Barclays Global           21,725.6    (757.7)   (1,215.8)    317.2     131.1       8.6    (219.8)    (173.7)
Investors
Mellon Bank (Private         132.6     (22.2)       186.4     94.2    (40.1)       0.0     (22.9)        0.0
Asset Management)
Northern Trust                75.8       33.7       145.7    200.3    (61.3)       0.7        1.4      (1.1)
Investments
Florida State Board        1,430.7       34.7         0.0      0.0       0.0       0.0      (1.2)        0.0
of Administration
College Retirement             0.0    1,441.3     (173.1)      0.0      26.8       0.0     (19.2)      (0.1)
Equities Fund
Northern Trust Global    (6,404.6)      (2.1)         4.3     73.4       4.4      13.8       39.2       23.3
Investments
Deutsche Asset               902.4    (270.1)       129.0     11.0    (22.0)       4.7     (30.4)       61.3
Management
Galleon Management             0.0        0.0         0.0      0.0      78.9      14.0        0.0        0.0
-------------------------------------------------------------------------------------------------------------


                                                       NET
AVG. SHARE PRICE(4)                                INV.(1)       AVG. INV. PRICE(2)    AVG. SELLING PRICE(3)
------------------------------------------------------------------------------------------------------------
Vanguard Group                                    $2,199.0                    $5.18                   $1.29
CALPERS                                            1,292.1                    $6.28                   $7.22
Barclays Global Investors                         19,815.5                   $26.51                   $4.07
Mellon Bank (Private Asset                           327.9                    $7.09                   $2.84
Management)
Northern Trust Investments                           395.2                    $5.25                   $3.75
Florida State Board of                             1,464.2                   $29.49                   $1.29
Administration
College Retirement Equities Fund                   1,275.8                   $10.21                   $4.94


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Northern Trust Global Investments                (6,248.2)                    $1.91                  $30.81
Deutsche Asset Management                            786.0                    $9.85                   $5.88
Galleon Management                                    92.9                    $3.55                   $0.00
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

Note: dollars in thousands
(1) Net investment over the last eight quarters
(2) Weighted average investment price of shares purchased over the last eight quarters
(3) Weighted average closing price of shares sold over the last eight quarters
(4) Volume weighted daily average closing price
(5) Quarterly investment or divestiture assuming any change in position is accomplished at the volume weighted daily average closing price